Exhibit 10.2

ALIGHT, INC.

ALIGHT HOLDING COMPANY, LLC

4 Overlook Point

Lincolnshire, IL 60069

LIMITED WAIVER TO AMENDED AND RESTATED SPONSOR AGREEMENT

December 1, 2021

Ladies and Gentlemen:

Reference is made to (i) the Amended and Restated Sponsor Agreement, dated as of January 25, 2021 (the “Sponsor Agreement”), by and among Alight, Inc. (formerly known as Acrobat Holdings, Inc.) (the “Corporation”), Alight Holding Company, LLC (formerly known as Tempo Holding Company, LLC) (“Alight Holdings”), Alight Group, Inc. (formerly known as Foley Trasimene Acquisition Corp.) (“FTAC”), Bilcar FT, LP (“Bilcar”), Trasimene Capital FT, LP (“Trasimene”) and the other parties thereto; (ii) the Second Amended and Restated Limited Liability Company Agreement of Alight Holdings, dated as of July 2, 2021, by and between the Corporation, Bilcar, Trasimene, Alight Holdings and the other parties from time to time party thereto, as amended by the First Amendment to Second Amended and Restated Limited Liability Company Agreement of the Company, dated as of December 1, 2021 (together, the “LLC Agreement”), by and between the Corporation, Bilcar, Trasimene and Alight Holdings; and (iii) the Warrant Agreement, dated as of May 29, 2020, by and between FTAC and Continental Stock Transfer & Trust Company (the “Warrant Agent”), as amended by the Warrant Assumption Agreement, dated as of July 2, 2021 (together, the “Warrant Agreement”), by and between the Corporation, FTAC and the Warrant Agent. Capitalized terms used herein and not defined in this letter shall have the meanings given to them in the Sponsor Agreement.

By this letter, the Corporation, FTAC and Alight Holdings hereby irrevocably waive compliance with and the application of Section 6(b) of the Sponsor Agreement with respect to (and agree that the Lock-Up Period shall not apply to) any shares of the Corporation’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), that are issued in respect of the Alight Holdings Class C Units or Forward Purchase Warrants (as defined in the Warrant Agreement) held by Bilcar, Trasimene or any of the other Sponsor Persons (including Cannae) or their respective Permitted Transferees effective upon the receipt of Class A Common Stock following the exchange of any Class C Units previously held by such holder following the Redemption Period (as defined in the LLC Agreement) or the exercise of any Forward Purchase Warrants previously held by such holder in connection with a Make-Whole Exercise (as defined in the Warrant Agreement). The waivers, covenants and agreements herein relate only to the matters set forth above and do not constitute waivers of any other restriction contained in the Sponsor Agreement, the LLC Agreement or the Warrant Agreement. By our signatures below, we confirm that we are authorized to agree to the foregoing.

[Remainder of page intentionally left blank]

Very truly yours,

ALIGHT, INC.

By:	/s/ Katie J. Rooney
Name:	Katie J. Rooney
Title:	Chief Financial Officer

ALIGHT HOLDING COMPANY, LLC

By:	/s/ Katie J. Rooney
Name:	Katie J. Rooney
Title:	Chief Financial Officer

ALIGHT GROUP, INC.

By:	/s/ Katie J. Rooney
Name:	Katie J. Rooney
Title:	Chief Financial Officer

[Signature Page to Limited Waiver]

Acknowledged and agreed as of the date first set forth above:

TRASIMENE CAPITAL FT, LP

By:	Trasimene Capital FT, LLC, its general partner

By:	/s/ Michael L. Gravelle
Name:	Michael L. Gravelle
Title:	General Counsel and Corporate Secretary

BILCAR FT, LP

By:	Bilcar FT, LLC, its general partner

By:	/s/ Michael L. Gravelle
Name:	Michael L. Gravelle
Title:	General Counsel and Corporate Secretary

CANNAE HOLDINGS, LLC

By:	/s/ Michael L. Gravelle
Name:	Michael L. Gravelle
Title:	Managing Director, General Counsel and Corporate Secretary

CANNAE HOLDINGS, INC.

By:	/s/ Michael L. Gravelle
Name:	Michael L. Gravelle
Title:	Executive Vice President, General Counsel and Corporate Secretary

[Signature Page to Limited Waiver]

THL FTAC LLC

By:	THL Equity Advisors, VIII, LLC, its manager
By:	Thomas H. Lee Partners, L.P., its sole member
By:	Thomas H. Lee Advisors, LLC, its general partner
By:	THL Holdco, LLC, its managing member

By:	/s/ Thomas H. Hagerty
Name:	Thomas H. Hagerty
Title:	Director

[Signature Page to Limited Waiver]

By:	/s/ William P. Foley, II
Name: William P. Foley, II

By:	/s/ Richard N. Massey
Name: Richard N. Massey

By:	/s/ Hugh R. Harris
Name: Hugh R. Harris

By:	/s/ David W. Ducommun
Name: David W. Ducommun

By:	/s/ Douglas K. Ammerman
Name: Douglas K. Ammerman

By:	/s/ Thomas M. Hagerty
Name: Thomas M. Hagerty

By:	/s/ Frank R. Martire, Jr.
Name: Frank R. Martire, Jr.

By:	/s/ Michael L. Gravelle
Name: Michael L. Gravelle

By:	/s/ Bryan Coy
Name: Bryan Coy

[Signature Page to Limited Waiver]